EXHIBIT 99.1
 8  Q2 2017 Supplemental Materials July 31, 2017

 Disclaimers  Forward-Looking InformationThis presentation contains forward-looking statements and information. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar expressions. These statements include, among others, statements regarding our expected performance, anticipated returns on our investment, financing, and hedging strategies and means to implement those strategies.The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under the caption ‘‘Risk Factors’’ in this Quarterly Report on Form 10-Q. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward looking statements, whether as a result of new information, future events or otherwise.  2

 GAAP to Non-GAAP Reconciliation  In addition to the results presented in accordance with GAAP, our results of operations discussed below include certain non-GAAP financial information, including “Net Income Excluding Realized and Unrealized Gains and Losses.”Net Income Excluding Realized and Unrealized Gains and LossesWe have elected the fair value option for all of our MBS assets and have not elected to designate our derivative holdings for hedge accounting treatment under the Financial Accounting Standards Board (the “FASB”), Accounting Standards Codification (“ASC”), Topic 815, Derivatives and Hedging. Changes in fair value of these instruments are presented in a separate line item in our consolidated statements of operations. Therefore, we mark all of our MBS assets and hedge instruments to market every reporting period. With the volatility that occurs in markets every quarter, the market value of these assets and hedge instruments varies as well. These fluctuations in value are reported in our statement of operations every period. We have presented the results of our operations in the tables below with and without these realized and unrealized gains and losses included in the calculation of net income/(loss). We believe that net income excluding realized and unrealized gains and losses provides meaningful information to consider, in addition to the respective amounts prepared in accordance with GAAP. This non-GAAP measure helps management to evaluate its financial position and performance without the effects of these realized and unrealized gains and losses that are not necessarily indicative of our financial performance. The unrealized gains or losses on derivative instruments and MBS assets presented in our consolidated statements of operations are not necessarily representative of the ultimate gain or loss, if any, that we may realize in the future. This is because as interest rates move up or down in the future, the gains or losses we ultimately realize, and which will affect our net income for the then current period, may differ from the unrealized gains or losses recognized as of the reporting date. With respect to realized gains and losses, the application of the fair value method of accounting may cause users of our financial statements to conclude that the realized gains or losses in a given period are indicative of the gains and losses incurred from the date we purchased the assets or hedge instruments. This is not the case, as the fair value method of accounting requires us to report gains and losses based on the movement in the market value of the instrument in question since the beginning of the period only.Our presentation of net income excluding realized and unrealized gains and losses has important limitations. First, other market participants may use the available for sale method of accounting for their MBS assets. Under the available for sale method of accounting, fluctuation in the value of MBS assets are reflected in other comprehensive income, a component of the shareholders equity section of the balance sheet. Second, while we believe that the calculation of net income excluding realized and unrealized gains and losses described above helps to present our financial position and performance, it may be of limited usefulness as an analytical tool. Therefore, net income excluding realized and unrealized gains and losses should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP.The table below on page 14 and the appendix associated with the earnings per share chart on page 15 present a reconciliation of the adjustments to net income calculated in accordance with GAAP, as well as the associated per share amounts, for the second quarter of 2017 and all previous quarters.  3

 Table of Contents   Topic Point  Financial Highlights for the QuarterMarket DevelopmentsFinancial ResultsMBS Portfolio Characteristics, Credit Counterparties, and Hedge PositionAppendix    5 6 – 1213 – 1819 – 2829 – 30   4  Slide(s)

 Financial Highlights for the Quarter Ended June 30, 2017  Earnings per share of $(0.26)Incurred $0.88 loss per share from net realized and unrealized gain/(losses) on MBS and derivative instrumentsEarnings per share of $0.62 excluding realized and unrealized gains/(losses) on MBS and derivative instruments (See page 14 for a reconciliation of this non-GAAP measure to earnings per share)Book value per share of $9.23 at June 30, 2017A decrease of $0.52 (or -5.3%) from $9.75 at March 31, 2017Dividend of $0.42 declared during the quarterEconomic return of $(0.10) per share, or (1.0)% unannualized / (4.1)% annualized  5

 Market Developments  6

 10-Year U.S. Treasury Note & U.S. Dollar Swap: Q2 2017  7  10-Year U.S. Treasury Note: Q2 2017  10-Year U.S. Dollar Swap: Q2 2017  Source: Bloomberg Data

 U.S. Treasury Curve: Q2 2017 Performance  Yield (%)  Change (bps)  8  Source: Bloomberg Data

U.S. Dollar Swap Curve: Q2 2017 Performance



3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Yield (%)
30Yr
10Yr
7Yr
5Yr
3Yr
2Yr
1Yr
6Mo
1Yr
6Mo
3Mo
1Mo
03/31/17 Yield
06/30/17 Yield
3Mo 1Yr 2Yr 3Yr 5Yr 7Yr 10Yr 30Yr
25
20
15
10
5
0
-5
-10
-15
Change (bps)
3Mo 1Yr 2Yr 3Yr 5Yr 7Yr 10Yr 30Yr
Tenor

Source: Bloomberg Data

9

 FNCL 4.0 & FNCL 4.5: Q2 2017   10  Source: Bloomberg Data

 Wells Fargo Production ‘85k Max’ Specified Pool Payup over TBA  11  Source: Wells Fargo Securities   FNCL ‘85k Max’ 4.0 FNCL ‘85k Max’ 4.5

 Wells Fargo ‘New Production’ Specified Pool Payup over TBA  12  Source: Wells Fargo Securities   FNCL ‘New Prod’ 4.0 FNCL ‘New Prod’ 4.5

 Financial Results  13

 Financial Results for the Three Months Ended June 30, 2017  14  ($ in thousands, except per share data)    Net Income Excluding Realized and Unrealized Gains and (Losses)    Realized and Unrealized Gains/(Losses)    Total  Interest income  $   34,579   $   -   $   34,579   Interest expense     (8,763)     -      (8,763)  Net interest income     25,816      -      25,816   Realized gains on mortgage-backed securities     -      3,935      3,935   Unrealized losses on mortgage-backed securities     -      (17,090)     (17,090)  Losses on interest rate futures and TBA contracts     -     (15,264)     (15,264)  Losses on interest rate swaps     -     (4,178)     (4,178)   Net portfolio income (loss)  $   25,816   $   (32,597)  $   (6,781)  Expenses:              Management fees     1,400      -      1,400   Allocated overhead     388      -      388   Accrued incentive compensation     218      -      218   Directors' fees and liability insurance     232      -      232   Audit, legal and other professional fees     219      -      219   Direct REIT operating expenses     265      -      265   Other administrative     140      -      140   Total expenses     2,862      -      2,862   Net income (loss)  $   22,954   $   (32,597)  $   (9,643)  Basic and diluted net income (loss) per share  $  0.62   $  (0.88)  $  (0.26)  Weighted average shares outstanding - Basic and diluted     37,211,362      37,211,362      37,211,362   Dividends declared per common share             $0.42   Source: Company Financials

 Earnings Per Share (EPS) as Reported and with Gains/(Losses) Removed(1)  15  Source: Company Financials  See appendix for supporting data.

 MBS Portfolio Roll Forward March 31, 2017 to June 30, 2017  (in thousands)                        Portfolio Activity for the Quarter                                   Structured Security Portfolio                       Pass-Through    Interest-Only    Inverse Interest                    Portfolio    Securities    Only Securities    Sub-total    Total    Market value - March 31, 2017    $  3,107,660   $  107,214   $  47,143   $  154,357   $  3,262,017   Securities purchased       2,223,226      4,926      -     4,926      2,228,152   Securities sold       (1,657,306)     -     -     -     (1,657,306)  Gains on sales       3,935      -     -     -     3,935   Return of investment       n/a     (6,565)     (1,850)     (8,415)     (8,415)  Pay-downs       (73,466)     n/a     n/a     n/a     (73,466)  Premium lost due to pay-downs       (5,499)     n/a     n/a     n/a     (5,499)  Mark to market losses       (8,126)     (3,023)     (442)     (3,465)     (11,591)  Market value - June 30, 2017    $  3,590,424   $  102,552   $  44,851   $  147,403   $  3,737,827   16  Source: Company Financials

# MBS Portfolio Capital Allocation at March 31, 2017 and June 30, 2017

*($ in thousands)*

| | | Capital Allocation | | | | |
|---|---|---|---|---|---|---|
| | | | Structured Security Portfolio | | | |
| | | Pass-Through Portfolio | Interest-Only Securities | Inverse Interest Only Securities | Sub-total | Total |
| **As of June 30, 2017** | | | | | | |
| Market value | | $ 3,590,424 | $ 102,552 | $ 44,851 | $ 147,403 | $ 3,737,827 |
| Cash[1] | | (54,028) | - | - | - | (54,028) |
| Borrowings[2] | | (3,278,456) | - | - | - | (3,278,456) |
| | Total | $ 257,940 | $ 102,552 | $ 44,851 | $ 147,403 | $ 405,343 |
| | % of Total | 63.60% | 25.30% | 11.10% | 36.40% | 100.00% |
| **As of March 31, 2017** | | | | | | |
| Market value | | $ 3,107,660 | $ 107,214 | $ 47,143 | $ 154,357 | $ 3,262,017 |
| Cash | | 112,723 | - | - | - | 112,723 |
| Borrowings[3] | | (3,050,608) | - | - | - | (3,050,608) |
| | Total | $ 169,775 | $ 107,214 | $ 47,143 | $ 154,357 | $ 324,132 |
| | % of Total | 52.40% | 33.10% | 14.50% | 47.60% | 100.00% |

(1) At June 30, 2017, cash was reduced by unsettled security purchases of $273.7 million which have already been included in the value of the portfolio.
(2) At June 30, 2017, there were outstanding repurchase agreement balances of $74.4 million and $34.6 million secured by IO and IIO securities, respectively. We entered into these arrangements to generate additional cash available to meet margin calls on Pass-Through MBS; therefore, we have not considered these balances to be allocated to the structured securities strategy.
(3) At March 31, 2017, there were outstanding repurchase agreement balances of $63.8 million and $33.6 million secured by IO and IIO securities, respectively. We entered into these arrangements to generate additional cash available to meet margin calls on Pass-Through MBS; therefore, we have not considered these balances to be allocated to the structured securities strategy.

**Source:** Company Financials

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ORCHID ISLAND CAPITAL

# MBS Portfolio Returns by Sector for the Quarter Ended June 30, 2017

*($ in thousands)*

| Returns for the Quarter Ended June 30, 2017 | | | | | |
|---|---|---|---|---|---|
| | | Structured Security Portfolio | | | |
| | Pass-Through Portfolio | Interest-Only Securities | Inverse Interest Only Securities | Sub-total | Total |
| Net interest income | $ 23,716 | $ 843 | $ 1,257 | $ 2,100 | $ 25,816 |
| Realized and unrealized losses | (9,690) | (3,023) | (442) | (3,465) | (13,155) |
| Derivative losses | (19,442) | n/a | n/a | n/a | (19,442) |
| Net portfolio income (loss) | $ (5,416) | $ (2,180) | $ 815 | $ (1,365) | $ (6,781) |
| Beginning Capital Allocation | $ 169,775 | $ 107,214 | $ 47,143 | $ 154,357 | $ 324,132 |
| Return on Invested Capital for the Quarter[1] | (3.20)% | (2.00)% | 1.70% | (0.90)% | (2.10)% |
| Average Capital Allocation[2] | $ 213,858 | $ 104,883 | $ 45,997 | $ 150,880 | $ 364,738 |
| Return on Average Invested Capital for the Quarter[3] | (2.50)% | (2.10)% | 1.80% | (0.90)% | (1.90)% |

(1) Calculated by dividing the Total Return by the Beginning Capital Allocation, expressed as a percentage.
(2) Calculated using two data points, the Beginning and Ending Capital Allocation balances.
(3) Calculated by dividing the Total Return by the Average Capital Allocation, expressed as a percentage.

**Source:** Company Financials

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ORCHID ISLAND CAPITAL

 Portfolio Characteristics, Credit Counterparties & Hedge Position  19

 Orchid Island Capital Portfolio Market Value Composition  20  Source: Company Press Releases

 Orchid Island Capital Market Value of Structured Securities (IO & IIO)  21  Source: Company Press Releases

 Orchid Island Capital Fixed Rate MBS Holdings  22  Source: Company Press Releases

 Orchid Island Capital Portfolio Capital Allocation  23  Source: Company Press Releases

 Orchid Island Capital Leverage Ratio History  24  Total liabilities minus unsettled purchases divided by stockholders equity.  Source: Company Press Releases

# Orchid Island Capital MBS Portfolio Characteristics as of June 30, 2017

**MBS Valuation Characteristics**

*(in thousands of $s)*

| Asset Category | Current Face | Fair Value | Current Price | Percentage of Portfolio | Weighted Average Coupon | Realized Jun 2017 CPR (Reported in Jul) |
|---|---|---|---|---|---|---|
| **As of June 30, 2017** | | | | | | |
| **Adjustable Rate MBS** | $ 1,814 | $ 1,929 | 106.34 | 0.05% | 3.52% | 0.1% |
| 10-1 Hybrid Rate MBS | 41,839 | 42,881 | 102.49 | 1.15% | 2.55% | 0.8% |
| **Total Hybrid Adjustable Rate MBS** | 41,839 | 42,881 | 102.49 | 1.15% | 2.55% | 0.8% |
| 15 Year Fixed Rate MBS | 42,907 | 45,049 | 104.99 | 1.21% | 3.50% | 11.8% |
| 20 Year Fixed Rate MBS | 212,874 | 226,258 | 106.29 | 6.05% | 4.00% | 4.2% |
| 30 Year Fixed Rate MBS | 3,034,026 | 3,274,307 | 107.92 | 87.60% | 4.46% | 6.6% |
| **Total Fixed Rate MBS** | 3,289,807 | 3,545,614 | 107.78 | 94.86% | 4.42% | 6.5% |
| Total Mortgage-backed Pass-through MBS | 3,333,460 | 3,590,425 | 107.71 | 96.06% | 4.39% | 6.4% |
| **Interest-Only Securities** | 798,981 | 102,552 | 12.84 | 2.74% | 3.74% | 15.5% |
| **Inverse Interest-Only Securities** | 232,723 | 44,851 | 19.27 | 1.20% | 5.02% | 14.1% |
| **Structured MBS** | 1,031,704 | 147,402 | 14.29 | 3.94% | 4.13% | 15.2% |
| **Total Mortgage Assets** | $ 4,365,165 | $ 3,737,827 | | 100.00% | 4.38% | 8.6% |

**MBS Assets by Agency**

*(in thousands of $s)*

| As of June 30, 2017 | Fair Value | Percentage of Portfolio |
|---|---|---|
| Fannie Mae | $ 2,621,464 | 70.1% |
| Freddie Mac | 1,107,792 | 29.6% |
| Ginnie Mae | 8,571 | 0.2% |
| Total Portfolio | $ 3,737,827 | 100% |

**Investment Company Act of 1940 (Whole Pool) Test**

*(in thousands of $s)*

| As of June 30, 2017 | Fair Value | Percentage of Portfolio |
|---|---|---|
| Whole Pool Assets | $ 3,187,442 | 85.3% |
| Non Whole Pool Assets | 550,385 | 14.7% |
| Total Portfolio | $ 3,737,827 | 100% |

**Source:** Company Financials

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ORCHID ISLAND CAPITAL

# Orchid Island Capital Credit Counterparties

*($ in thousands)*

**As of June 30, 2017**

| Counterparty | | Total Outstanding Balances | % of Total | Weighted Average Borrowing Rate | | Amount at Risk[(1)] | Weighted Average Maturity in Days |
|---|---|---|---|---|---|---|---|
| J.P. Morgan Securities LLC | $ | 610,851 | 18.50% | 1.32% | $ | 35,463 | 12 |
| Wells Fargo Bank, N.A. | | 313,206 | 9.60% | 1.28% | | 15,235 | 11 |
| Citigroup Global Markets, Inc. | | 269,560 | 8.20% | 1.30% | | 22,151 | 17 |
| ICBC Financial Services, LLC | | 241,736 | 7.40% | 1.30% | | 12,226 | 12 |
| Cantor Fitzgerald & Co. | | 229,485 | 7.00% | 1.34% | | 12,037 | 31 |
| RBC Capital Markets, LLC | | 227,896 | 7.00% | 1.32% | | 12,018 | 13 |
| Mitsubishi UFJ Securities (USA), Inc. | | 192,516 | 5.90% | 1.08% | | 9,790 | 17 |
| South Street Securities, LLC | | 173,925 | 5.30% | 1.27% | | 8,524 | 11 |
| Merrill Lynch, Pierce, Fenner & Smith Inc | | 159,470 | 4.90% | 1.36% | | 5,176 | 17 |
| ED&F Man Capital Markets Inc. | | 155,908 | 4.80% | 1.29% | | 7,837 | 51 |
| Natixis, New York Branch | | 142,158 | 4.30% | 1.45% | | 22,085 | 18 |
| Mirae Asset Securities (USA) Inc. | | 127,280 | 3.90% | 1.28% | | 6,550 | 43 |
| Daiwa Capital Markets America, Inc. | | 92,750 | 2.80% | 1.32% | | 4,331 | 12 |
| FHLB-Cincinnati | | 80,180 | 2.40% | 1.17% | | 2,773 | 3 |
| KGS-Alpha Capital Markets, L.P. | | 68,296 | 2.10% | 1.30% | | 3,527 | 11 |
| Nomura Securities International, Inc. | | 63,992 | 2.00% | 1.16% | | 3,056 | 40 |
| Goldman Sachs & Co. | | 53,858 | 1.60% | 1.37% | | 3,951 | 14 |
| Guggenheim Securities, LLC | | 53,020 | 1.60% | 1.34% | | 2,608 | 40 |
| Mizuho Securities USA, Inc. | | 22,369 | 0.70% | 1.35% | | 1,243 | 26 |
| Total / Weighted Average | $ | 3,278,456 | 100.00% | 1.30% | $ | 190,581 | 18 |

(1) Equal to the sum of the fair value of securities sold, accrued interest receivable and cash posted as collateral (if any), minus the sum of repurchase agreement liabilities, accrued interest payable and the fair value of securities posted by the counterparties (if any).

**Source:** Company Financials

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ORCHID ISLAND CAPITAL

# Orchid Island Capital Hedge Positions as of June 30, 2017

*($ in thousands)*

| | As of 6/30/2017 | | | | | |
|---|---|---|---|---|---|---|
| Expiration Year | | Average Contract National Amount | Weighted Average Entry Rate | Weighted Average Effective Rate | | Open Equity[1] |
| **Eurodollar Futures Contracts (Short Positions)** | | | | | | |
| **2017** | | | | | | |
| September | $ | 1,000,000 | 1.50% | 1.36% | $ | (371) |
| December | | 1,000,000 | 1.62% | 1.47% | | (353) |
| **2018** | | | | | | |
| March | $ | 1,000,000 | 1.71% | 1.56% | $ | (369) |
| June | | 1,000,000 | 1.81% | 1.64% | | (432) |
| September | | 1,000,000 | 1.90% | 1.71% | | (475) |
| December | | 1,000,000 | 1.96% | 1.80% | | (390) |
| **2019** | | | | | | |
| March | $ | 1,000,000 | 2.02% | 1.86% | $ | (416) |
| June | | 1,000,000 | 2.02% | 1.92% | | (316) |
| September | | 1,000,000 | 2.11% | 1.97% | | (358) |
| December | | 1,000,000 | 2.19% | 2.05% | | (373) |
| **2020** | | | | | | |
| March | $ | 1,000,000 | 2.54% | 2.09% | $ | (1,116) |
| June | | 1,000,000 | 2.59% | 2.14% | | (1,142) |
| September | | 1,000,000 | 2.65% | 2.19% | | (1,152) |
| December | | 700,000 | 2.74% | 2.25% | | (858) |
| Total / Weighted Average | $ | 978,571 | 2.08% | 1.85% | $ | (8,120) |
| **Treasury Note Futures Contracts (Short Position)[2]** | | | | | | |
| June 2017 10 year T-Note futures | | | | | | |
| (Jun 2017 - Jun 2027 Hedge Period) | $ | 465,000 | 2.06% | 2.12% | $ | 1,582 |

(1) Open equity represents the cumulative gains (losses) recorded on open futures positions from inception.

(2) T-Note futures contracts were valued at a price of $125.53 at June 30, 2017 and $124.28 at December 31, 2016. The notional contract values of the short positions were $583.7 million and $577.9 million at June 30, 2017 and December 31, 2016, respectively.

**Source:** Company Financials

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ORCHID ISLAND CAPITAL

# Orchid Island Capital Hedge Positions as of June 30, 2017 - continued

***TBA Positions*** *($ in thousands)*

| | | Notional Amount Long (Short)[1] | Cost Basis[2] | Market Value[3] | Net Carrying Value[4] |
|---|---|---|---|---|---|
| **As of June 30, 2017** | | | | | |
| *30-Year TBA securities:* | | | | | |
| | 3.00% | $ (250,000) | $ (251,063) | $ (249,628) | $ 1,435 |
| | 4.50% | (150,000) | (161,531) | (160,876) | 655 |
| | | $ (400,000) | $ (412,594) | $ (410,504) | $ 2,090 |
| **As of March 31, 2017** | | | | | |
| *30-Year TBA securities:* | | | | | |
| | 3.00% | $ (150,000) | $ (147,406) | $ (148,267) | $ (861) |
| | 4.50% | (297,000) | (317,199) | (318,574) | (1,375) |
| | | $ (447,000) | $ (464,605) | $ (466,841) | $ (2,236) |

***Swap Agreements*** *($ in thousands)*

| | Notional Amount | Average Fixed Pay Rate | Average Receive Rate | Net Estimated Fair Value | Average Maturity (Years) |
|---|---|---|---|---|---|
| **As of June 30, 2017** | | | | | |
| Expiration > 1 to ≤ 3 years | $ 650,000 | 1.09% | 1.18% | $ 8,485 | 2.6 |
| Expiration > 3 to ≤ 5 years | 300,000 | 2.08% | 1.24% | (2,674) | 4.7 |
| | $ 950,000 | 1.40% | 1.20% | $ 5,811 | 3.2 |
| **As of March 31, 2017** | | | | | |
| Expiration > 1 to ≤ 3 years | $ 600,000 | 1.05% | 1.04% | $ 12,430 | 2.9 |
| Expiration > 3 to ≤ 5 years | 200,000 | 2.14% | 1.15% | (1,397) | 4.9 |
| | $ 800,000 | 1.32% | 1.07% | $ 11,033 | 3.4 |

(1) Notional amount represents the par value (or principal balance) of the underlying Agency MBS.
(2) Cost basis represents the forward price to be paid (received) for the underlying Agency MBS.
(3) Market value represents the current market value of the TBA securities (or of the underlying Agency MBS) as of period-end.
(4) Net carrying value represents the difference between the market value and the cost basis of the TBA securities as of period-end and is reported in derivative assets (liabilities), at fair value in our consolidated balance sheets.

**Source:** Company Financials

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ORCHID ISLAND CAPITAL

Appendix  29

 Orchid Island Capital Earnings per Share Support Data  30  Source: Company Financials